Supplement, dated August 26, 2024

to Initial Summary Prospectus, Updating Summary Prospectus and Statutory Prospectus dated May 1, 2024

Initial Summary Prospectus, Updating Summary Prospectus and Statutory Prospectus

of Mutual of America Life Insurance Company Separate Account No. 2

Tax Deferred Annuity (TDA) Contracts and

Voluntary Employee Contribution Program (VEC) Contracts

The following supplemental information should be read in conjunction with the Initial Summary Prospectus, Updating Summary Prospectus and Statutory Prospectus dated May 1, 2024, as amended, for the TDA and VEC Contracts (the “Contracts”), issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

For each plan we deduct from your Account Value on a monthly basis the pro-rated portion of an Annual Contract Fee.

Effective on or about August 26, 2024, the monthly charge is reduced to $2.00 if you have an Account Value of $2,400 or more at the 15th day of the month, or 1/12 of 1% of the Account Value at the 15th day of the month if your Account Value is less than $2,400 at the 15th day of the month (which will be less than $2.00). We only do not impose the Annual Contract Fee on a monthly basis if you elect to use eDocuments, a feature that offers Participants a way to electronically receive communications and reports.

The following replaces the first paragraph of the Monthly Participant Charge subsection within the Annual Contract Fee section of the Prospectus:

Monthly Participant Charge

Annual Contract Fees. We also deduct from your Account Value on a monthly basis the pro-rated portion of an Annual Contract Fee. We will determine and charge fees as of the 15th day of each month (or the first Valuation Day after the 15th day if the 15th day is not a Valuation Day). The monthly charge is $2.00 if you have an Account Value of $2,400 or more at the 15th day of the month, or 1/12 of 1% of the Account Value at the 15th day of the month if your Account Value is less than $2,400 at the 15th day of the month (which will be less than $2.00). We do not impose the Annual Contract Fee on a monthly basis for any month that your Account Value at the 15th day of the month is less than $300. We will charge fees as of the 15th day of each month (or the first Valuation Day after the 15th day if the 15th day is not a Valuation Day).

This Supplement Should be Retained with Your Prospectus For Future Reference.